UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2022

PARKE BANCORP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-51338	65-1241959
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

601 Delsea Drive, Washington Township, New Jersey	08080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 256-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.10 per share	PKBK	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

PARKE BANCORP, INC.
INFORMATION TO BE INCLUDED IN THE REPORT

Section 4 – Matters Related to Accountants and Financial Statements

(a) The Audit Committee (the "Audit Committee") of the Board of Directors of Parke Bancorp, Inc. (the "Registrant") recently conducted a competitive selection process to determine the Registrant's independent registered public accounting firm for the fiscal year ending December 31, 2022. As a result of this process, on May 24, 2022, the Registrant dismissed RSM US LLP ("RSM") as the Registrant's independent registered public accounting firm. The dismissal of RSM was recommended by the Audit Committee, and approved by the Registrant's Board of Directors, and will become effective immediately.

RSM's audit reports on the Registrant's consolidated financial statements as of and for the years ended December 31, 2021 and December 31, 2020 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company's consolidated financial statements for the fiscal years ended December 31, 2021 and 2020, and in the subsequent interim period through May 24, 2022, there were (i) no disagreements between the Registrant and RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of RSM, would have caused RSM to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided RSM a copy of the disclosures in this Form 8-K and has requested that RSM furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Registrant's statements in this Item 4.01. A copy of the letter dated May 26, 2022 is filed as Exhibit 16.1 to this Form 8-K.

(b) On May 24, 2022, the Audit Committee of the Registrant's Board of Directors engaged S.R. Snodgrass, P.C. ("Snodgrass") as the Registrant's independent registered public accounting firm, effective May 24, 2022. During the fiscal years ended December 31, 2021 and December 31, 2020 and the subsequent interim period preceding the selection of Snodgrass, the Registrant did not consult with Snodgrass regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Registrant's financial statements, and Snodgrass did not provide any written report or oral advice that Snodgrass concluded was an important factor considered by the Registrant in reaching a decision as to any such accounting, auditing or financial reporting issue; or (3) any matter that was either the subject of a disagreement with RSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or the subject of a "reportable event", as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

Section 9 -- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

16.1 Letter of RSM US LLP dated May 26, 2022
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
PARKE BANCORP, INC.

Date: May 26, 2022	By	/s/ John S. Kaufman
John S. Kaufman
Senior Vice President and Chief Financial Officer
(Duly Authorized Representative)